                                                                Exhibit 10.49A

VOID AFTER 5:00 P.M. Eastern Standard
TIME ON December 22, 2003


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                                     Right to Purchase Shares of
                                       Common Stock, par value $0.0001 per share

Date: June 4, 1999


                                 P-COM, INC.
                           STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, MARSHALL CAPITAL MANAGEMENT, INC. or its registered assigns, is entitled to purchase from P-Com, Inc., a Delaware corporation (the "Company"), at any time or from time to time during the period
                  -------
specified in Section 2 hereof, 372,677 fully paid and nonassessable shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"),
                                                              ------------
which number of shares was calculated as follows:

Dollar Amount of Holder's                  the average Closing Bid Price (as
Investment Pursuant to the   (divided by)  defined herein) over the fifteen (15)
Securities Purchase Agreement              trading day period immediately          x .25
(as defined below)                         preceding December 22, 1998
                                           (the "Closing Date")
                                                 ------------

     The Warrant exercise price per share of Common Stock (the "Exercise Price")
                                                                --------------
shall be equal to $3.00; provided, however, that the Exercise Price shall be adjusted downward as of June 4, 2000 to the average of the Closing Bid Prices of the Common Stock for the ten consecutive trading days ending on June 4, 2000 if such average is less than the Exercise Price otherwise in effect on such date. This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated December 21, 1998 among the Company and the signatories thereto (the "Securities Purchase Agreement"). The number of shares of Common Stock
      -----------------------------
purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject
                            --------------
to adjustment as provided in Section 4 hereof.  The term

"Warrants" means this Warrant and the other warrants of the Company issued
 --------
pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" and "Closing Trade Price" mean, for any
               -----------------       -------------------
security as of any date, the closing bid price and the closing trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the

"Holder") if Bloomberg Financial Markets is not then reporting closing bid
 ------
prices or closing sale prices, as applicable, of such security (collectively,

"Bloomberg"), or if the foregoing does not apply, the last reported sale price
 ---------
of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price or Closing Trade Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price or Closing Trade Price, as applicable, of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1.  Mechanics of Exercise.  Subject to the provisions hereof, including,
         ---------------------
without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

         (a) Manner of Exercise.  This Warrant may be exercised by the Holder,
             ------------------
in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 12(e) hereof), together with a completed exercise agreement in the form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the
                                             ------------------
Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon
(i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the principal executive office of the Company ("Attention:
Corporate Secretary") of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

         (b) Issuance of Certificates.  Subject to Section 1(c), certificates
             ------------------------
for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3)
business days, after this Warrant shall have been so exercised (the "Delivery
                                                                     --------
Period"). The certificates so delivered shall be in such denominations as may be
------
requested by the Holder upon exercise and shall be registered in the name of Holder or such other name as shall be designated by such Holder upon exercise. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (c) Exercise Disputes.  In the case of any dispute with respect to an
             -----------------
exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than ten (10) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

         (d) Fractional Shares.  No fractional shares of Common Stock are to be
             -----------------
issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

     2.  Period of Exercise.  This Warrant is exercisable at any time or from
         ------------------
time to time on or after the date hereof and before 5:00 P.M., Eastern Standard time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").
                                                             ---------------

     3.  Certain Agreements of the Company.  The Company hereby covenants and
         ---------------------------------
agrees as follows:

         (a) Shares to be Fully Paid.  All Warrant Shares will, upon issuance
             -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances, except such as are caused by the Holder.

         (b) Reservation of Shares.  During the Exercise Period, the Company
             ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (c) Listing.  The Company shall use its best efforts to secure the
             -------
listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall use its best efforts to so list on each national securities exchange or automated quotation system, as the case may be, and shall use its best efforts to maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Certain Actions Prohibited.  The Company will not, by amendment of
             --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4.  Antidilution Provisions.  During the Exercise Period, the Exercise
         -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

         (a) Adjustment of Exercise Price and Number of Shares upon Issuance of
             ------------------------------------------------------------------
Common Stock.  Except as otherwise provided in Section 4(c) and 4(e) hereof, if
------------
and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price (as then in effect) (a "Dilutive Issuance"),
                                                           -----------------
then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:


         E' = (E) (O + P/M) / (CSDO)

         where:

         E'    =    the adjusted Exercise Price
         E     =    the then current Exercise Price;
         M     =    the greater of the then current Market Price and the then
                    Current Exercise Price;
         O     =    the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
         P     =    the aggregate consideration, calculated as set forth in
                    Section 4(b) hereof, received by the Company upon such
                    Dilutive Issuance; and
         CSDO  =    the total number of shares of Common Stock Deemed
                    Outstanding (as herein defined) immediately after the Dilutive Issuance.

         (b) Effect on Exercise Price of Certain Events.  For purposes of
             ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

             (i) Issuance of Rights or Options.  If, after the date hereof, the
                 -----------------------------
Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the issuance, grant or exercise
  ----------------------
of any stock or options which may hereafter be issued, granted or exercised under any service provider benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as

"Options"), and the price per share for which Common Stock is purchasable or
--------
issuable upon the exercise of such Options is less than the Exercise Price (as then in effect) on the date of issuance of such Option or direct stock grant

("Below Market Options"), then the maximum total number of shares of Common
----------------------
Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market

Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

             (ii)   Issuance of Convertible Securities.
                    ----------------------------------

                    (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Exercise Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating or re-setting conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the
                            ----------------------------------
price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of exercise, conversion or exchange of such Convertible Security was 80% of the Market Price on the date of issuance of such Convertible Security (the "Assumed Variable Market Price").
                                -----------------------------

             (iii)  Change in Option Price or Conversion Rate. Except for the
                    -----------------------------------------
issuance, grant or exercise of any stock or options which may hereafter be granted or exercised under any service provider benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible

Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

             (iv)   Treatment of Expired Options and Unexercised Convertible
                    --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

             (v)    Calculation of Consideration Received.  If any Common Stock,
                    -------------------------------------
Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

             (vi)   Exceptions to Adjustment of Exercise Price.  No adjustment
                    ------------------------------------------
to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) in accordance with terms of the Certificate of Designations with respect to the Company's shares of Series B Preferred Stock (the "Preferred Stock"); (iv) upon the
                                         ---------------
exercise of the Warrants; or (v) issuances of any equity securities pursuant to the Stockholders Rights Plan and the Series A Preferred Stock, as amended.

        (c)  Subdivision or Combination of Common Stock.  If the Company, at
             ------------------------------------------
any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced.
If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

        (d)  Adjustment in Number of Shares.
             ------------------------------

             (i) With respect to the first twenty million dollars of proceeds received by the Company as consideration for the issuance of securities after the date of this Warrant, if the imputed valuation per share of the securities issued by the Company (with such valuation to be determined by an investment banking firm acceptable to the Company and the holder) (the "Actual Price") implies a discount to the purchaser of more than fifteen
 ------------
percent (15%) below the valuation per share equal to the average of the Closing Trade Prices for the fifteen (15) consecutive trading days ending on the date of such issuance (the "Average Price"), then the number of shares
                                -------------
issuable upon exercise of this Warrant shall be increased as follows:

                    (A) for each percentage point above fifteen percent (15%) but less than or equal to twenty percent (20%) by which the Actual Price is below the Average Price, the number of shares issuable upon exercise of this Warrant shall be increased by ten thousand (10,000) shares; and

                    (B) in addition to the increase required by Section 4(d)(i)(A), for each percentage point above twenty percent (20%) but less than or equal to twenty-five percent (25%) by which the Actual Price is below the Average Price, the number of shares issuable upon exercise of this Warrant shall be increased by fifteen thousand (15,000) shares; and

                    (C) in addition to the increases required by Section 4(d)(i)(A) and (B), for each percentage point above twenty-five percent (25%) by which the Actual Price is below the Average Price, the number of shares issuable upon exercise of this Warrant shall be increased by twenty thousand (20,000) shares.

             (ii) Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        (e)  Major Transactions. Except in the case of a Common Stock Major
             ------------------
Transaction (as defined below), if the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant shall thereafter be entitled to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless or whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"),
                                            -------------------------------
to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated December 21, 1998 among the Company and the signatories thereto (the "Registration Rights Agreement") to
                                          -----------------------------
assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in
              -------------------
such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily trading volume of the Exchange Securities reported by Bloomberg during the ninety (90) day period ending on the date on which such transaction is publicly disclosed is greater than two million dollars ($2,000,000) per day, (c) the historical one hundred
(100) day volatility of the Exchange Securities reported by Bloomberg during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%) and (d) the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed is not less than sixty five percent (65%) of the last sale price of the Exchange Securities on any day during the twenty (20) trading day period ending on such date (in each case as reported by Bloomberg) (a "Common Stock Major Transaction"), then each holder
                           ------------------------------
of a Warrant shall following consummation of such transaction have the right to receive solely, in exchange for such Warrant, consideration equal to the number of shares of stock or securities or property issued or paid in such Common Stock Major Transaction to which a holder of the number of shares of Common Stock which would have been delivered upon exercise of such Warrant would have been entitled upon such Common Stock Major Transaction had the holder of such Warrant exercised (without regard to any limitations on conversion herein or elsewhere contained) the Warrant on the trading date immediately preceding the public announcement of the transaction resulting in such Common Stock Major Transaction and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of the consummation of such Common Stock Major Transaction; and
the Company shall make lawful provision for the foregoing as a part of such Common Stock Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated December 21, 1998 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all
                              -----------------------------
of the Company's obligations under the Registration Rights Agreement. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be, (each, a "Transaction") but not prior to the public announcement of
                       -----------
such Transaction, the Company shall deliver written notice ("Notice of
                                                             ---------
Transaction") to each holder of a Warrant, which Notice of Transaction shall be
-----------
deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Transaction.

     The "Black-Scholes Amount" shall be an amount determined by calculating the
          --------------------
"Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the Common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the

Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

        (f)  Distribution of Assets.  In case the Company shall declare or make
             ----------------------
any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or like events (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this
                  ------------
Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

        (g)  Notices of Adjustment.  Upon the occurrence of any event which
             ---------------------
requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

        (h)  Minimum Adjustment of Exercise Price.  No adjustment of the
             ------------------------------------
Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

        (i)  No Fractional Shares. No fractional shares of Common Stock are to
             --------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

        (j)  Other Notices.  In case at any time:
             -------------

             (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to all (or substantially all) of the holders of the Common Stock;

             (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

             (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

             (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

        (k)  Certain Definitions.
             -------------------

             (i)    "Common Stock Deemed Outstanding" shall mean the number of
                     -------------------------------
shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

             (ii)   "Market Price," as of any date, (i) means the Closing Bid
                     ------------
Price for the shares of Common Stock as reported to Nasdaq National Market System for the trading day immediately preceding such date, or (ii) if the Nasdaq National Market System is not the principal trading market for the Common Stock, the last reported bid price on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to each initial holder and the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

             (iii)  "Common Stock," for purposes of this Section 4, includes the
                     ------------
Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     5.  Cap Amount. Prior to Stockholder Approval (as defined in the Securities
         ----------
Purchase Agreement), unless otherwise permitted by the Nasdaq National Market System or unless the rules thereof do not apply to the Warrants, in no event shall the total number of shares of Common Stock issued upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon exercise of the Warrants and
                          ----------
conversion of the Preferred Stock, which, as of the date of initial issuance of the shares of Preferred Stock and Warrants, shall be eight million seven hundred and six thousand four hundred and eighty three (8,706,483) shares (or such higher number as such rules permit). The Cap Amount shall be allocated pro-rata to the Holders. A Holder's allocable portion of the Cap Amount shall be applicable to both shares of Preferred Stock and Warrants held by it and shall be applied to such Preferred Stock and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof.

     6.  Issue Tax.  The issuance of certificates for Warrant Shares upon the
         ---------
exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7.  No Rights or Liabilities as a Stockholder.  This Warrant shall not
         -----------------------------------------
entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8.  Transfer, Exchange, Redemption and Replacement of Warrant.
         ---------------------------------------------------------

         (a) Restriction on Transfer.  This Warrant and the rights granted to
             -----------------------
the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Sections 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of December 21, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement"). Holders shall not
                          -----------------------------
knowingly transfer or otherwise dispose of, in any private off-market offering, any Warrants (or shares of Common Stock issuable upon exercise of any Warrant) to any Competitor (as defined in the Securities Purchase Agreement) of the Company (or any of its subsidiaries).

         (b) Warrant Exchangeable for Different Denominations.  This Warrant is
             ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

         (c) Replacement of Warrant.  Upon receipt of evidence reasonably
             ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, new Warrants, in the form hereof, in such denominations as Holder may request.

         (d) Cancellation; Payment of Expenses.  Upon the surrender of this
             ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

         (e) Warrant Register.  The Company shall maintain, at its principal
             ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Additional Restriction on Exercise or Transfer.  Notwithstanding
             ----------------------------------------------
anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.9% (the "Applicable
                                                              ----------
Percentage") of the shares of Common Stock. To the extent the above limitation
----------
applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder) and of which Warrants shall be exercisable (as among Warrants) shall be made by Holder and submission of the Warrants for exercise shall be deemed to be the Holder's determination of whether such Warrants are exercisable (vis-a-vis other securities owned by Holder) and of which Warrants are exercisable (among Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms this Section (f) with the approval of the Board of Directors of the Company and the
-------
Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter only with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this paragraph shall apply to each successor holder of Warrants.

     9.  Registration Rights.  The initial holder of this Warrant (and certain
         -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

     10. Notices.  Any notice herein  required or permitted to be given shall
         -------
be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

          If to the Company:
               P-Com, Inc.
               3175 S. Winchester Blvd.
               Campbell, California 95008
               Telecopy:   (408) 866-3678
               Attention:  Chief Financial Officer and
                           Chief Executive Officer
          with a copy to:
               Brobeck, Phleger & Harrison LLP
               2200 Geng Road
               Palo Alto, California  94303-0913
               Telecopy:   (650) 496-2733
               Attention:  Warren T. Lazarow, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11.  Governing Law; Jurisdiction.  This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12.  Miscellaneous.
          -------------

          (a) Amendments.  This Warrant and any provision hereof may only be
              ----------
amended by an instrument in writing signed by the Company and each initial Holder and the Holders of a majority of the Warrant Shares remaining subject to the Warrants.

          (b) Descriptive Headings.  The descriptive headings of the several
              --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (c) Cashless Exercise. Notwithstanding anything to the contrary
              -----------------
contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise").
                                                           -----------------
In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

          (d) Assignability.  This Warrant shall be binding upon the Company and
              -------------
its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

          (e) Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt
              -------------------------------------------------
by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.
                                    * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by their duly authorized officers.



                              P-Com, Inc.

                              By:
                                 --------------------------------------
                              Name: Robert E. Collins
                              Title: Chief Financial Officer

                         FORM OF EXERCISE AGREEMENT

       (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of P-Com, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith
                  -------
makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) [If a cash exercise -- The undersigned makes the representations and warranties contained in Sections 2.1 through 2.7 of the Securities Purchase Agreement as of the date of the exercise.] The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:_______________________________      _____________________________________
                                          Signature of Holder

                                          _____________________________________
                                          Name of Holder (Print)



                                          Address:

                                          _____________________________________

                                          _____________________________________

                             FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee              Address                           No. of Shares
----------------              -------                           -------------


and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                         Name:________________________________________________

                         Signature:___________________________________________
                                  Title of Signing Officer or Agent (if any):

                                          ____________________________________

                                    Address: _________________________________

                                             _________________________________

                                    Note:    The above signature should
                                             correspond exactly with the name
                                             on the face of the within
                                             Warrant.